114 P-1 05/13

SUPPLEMENT DATED MAY 29, 2013

TO THE PROSPECTUS DATED DECEMBER 1, 2012

OF

FRANKLIN TAX-EXEMPT MONEY FUND

The prospectus is amended as follows:

The following paragraphs have been added to the Fund Summary above “Investment Goal” on page 2 and to the Fund Details above “Investment Goal” on page 9:

On May 21, 2013, the Board of Trustees of Franklin Tax-Exempt Money Fund approved a proposal to terminate and liquidate the Fund. The liquidation is anticipated to occur on or about July 2, 2013 (Liquidation Date). Except for retirement plan accounts, shareholders with accounts in the Fund on the Liquidation Date will have their accounts liquidated and the proceeds will be delivered to them.

Shareholders may exchange their Fund shares for shares of other Franklin Templeton funds, consistent with the Fund’s prospectus, prior to the Liquidation Date. An exchange out of the Fund prior to the Liquidation Date, or liquidation, may be considered a taxable transaction for non-retirement plan accounts.  Shareholders should consult their tax advisor regarding the effect of the Fund's liquidation in light of their individual circumstances. Participants in retirement plan accounts will receive further information regarding the handling of the liquidation.

In considering new purchases or exchanges, shareholders may want to consult with their financial advisors to consider their investment options.

Please keep this supplement for future reference